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                                                                    EXHIBIT 10.6

                                SWING LINE NOTE


$5,000,000.00                                                    No. SL
                                                                 June 29, 1999


          FOR VALUE RECEIVED, the undersigned, MEDALLION BUSINESS CREDIT, LLC, a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay on the date of Swing Line Maturity Date, as defined in the Loan Agreement (hereinafter referred to) or on such earlier date as may be required under the Loan Agreement, to the order of FLEET BANK, NATIONAL ASSOCIATION (the "Bank") at the Agent Payment Office (as defined in the Loan Agreement), in lawful money of the United States of America and in immediately available funds, an amount equal to the lesser of (a) FIVE MILLION AND 00/100 DOLLARS ($5,000,000.00) and (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Bank to the Borrower pursuant to the Amended and Restated Loan Agreement, dated as of June 29, 1999, as amended, among the Borrower, Medallion Financial Corp., the banks that from time to time are signatories thereto, the Swing Line Lender and Fleet Bank, National Association as Arranger and Agent (as amended, modified or supplemented from time to time in accordance with its terms, the "Loan Agreement"). The Borrower further promises to pay interest (computed on the basis of a 360-day year for the actual number of days elapsed) in like money on the unpaid principal balance of this Note from time to time outstanding at such rates and times as provided in the Loan Agreement.

          All Swing Line Loans made by the Bank pursuant to the Loan Agreement and all payments of the principal thereof shall be endorsed by the holder of this Note on the schedule annexed hereto (including any additional pages such holder may add to such schedule), which endorsement shall constitute prima facie
                                                                     -----------
evidence of the accuracy of the information so endorsed; provided, however, that
                                                         --------  -------
the failure of the holder of this Note to insert any date or amount or other information on such schedule shall not in any manner affect the obligation of the Borrower to repay any Swing Line Loans in accordance with the terms of the Loan Agreement.

          On and after the stated or any accelerated maturity hereof, and until paid in full (whether before or after the occurrence of any Event of Default described in Sections 9.1(h) and 9.1(i) of the Loan Agreement), the outstanding principal amount of this Note (including, to the extent permitted by law, unpaid interest thereon) shall bear interest (the "Default Rate") at an annual rate equal to the sum of 2% plus the Negotiated Rate applicable to such Swing Line Loan then in effect. At the end of the applicable Swing Line Interest Period for a Negotiated Rate Loan on which the Default Rate is being charged, such Negotiated Rate Loan shall be automatically converted to a Prime Rate Loan, and the Default Rate to be charged in respect of such Loan shall be at an annual rate equal to the sum of 2% plus the Prime Rate then in effect and the Prime Rate to be charged shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted. In each case, interest at the Default Rate shall be payable on demand, but in no event shall such rate of interest be in excess of the maximum rate of interest permitted under applicable law. The Default Rate shall be computed on the basis of a 360-day year for the actual number of days elapsed.

          This Note is the Swing Line Note referred to in the Loan Agreement, is secured as provided therein, is entitled to the benefits thereof and is subject to optional and mandatory prepayment, in whole or in part, as provided therein. The Borrower shall make when due any and all payments and prepayments on this Swing

Line Note required under the Loan Agreement. Reference is herein made to the Loan Agreement for the rights of the holder to accelerate the unpaid balance hereof prior to maturity.

          Borrower hereby waives diligence, demand, presentment, protest and notice of any kind, release, surrender or substitution of security, or forbearance or other indulgence, without notice.

          Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement.

          This Note may not be changed, modified, or terminated orally, but only by an agreement in writing signed by the party to be charged.

          IN THE EVENT OF ANY LITIGATION WITH RESPECT TO THIS SWING LINE NOTE, THE BORROWER WAIVES (TO THE EXTENT PERMITTED BY LAW) THE RIGHT TO A TRIAL BY JURY, ALL RIGHTS OF SETOFF AND RIGHTS TO INTERPOSE COUNTERCLAIMS AND CROSS-CLAIMS AGAINST THE BANK (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION) AND THE DEFENSES OF FORUM NON CONVENIENS AND IMPROPER VENUE. THE BORROWER HEREBY IRREVOCABLY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK AND OF ANY FEDERAL COURT LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF BORROWER AND INURE TO THE BENEFIT OF THE BANK AND ITS SUCCESSORS AND ASSIGNS. If any term or provision of this Swing Line Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions herein shall in no way be affected thereby.

          IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the date first above written.


                                   MEDALLION BUSINESS CREDIT, LLC,
                                   a Delaware limited liability company


                                   By: /s/ Andrew Murstein
                                      ----------------------------
                                      Name:  Andrew Murstein
                                      Title: President


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                       Grid Schedule for Swing Line Note

     Attached to and made part of the Swing Line Note, dated June 29, 1999, by Medallion Business Credit, LLC to the order of Fleet Bank, National
                            Association (the "Bank")
 pursuant to the Amended and Restated Loan Agreement, dated as of June 29, 1999 among Medallion Financial Corporation, Medallion Business Credit, LLC, the banks that from time to time are signatories
thereto and Fleet Bank, National Association, as Arranger, Swing Line Lender and
                                     Agent

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                                                                     Unpaid
                                                                     Principal
                                                  Amount of          Balance        Name of
           Principal    Negotiated    Interest    Principal Paid     (Balance       Person Making
Date       Amount       Rate          Period      or Prepaid         Continued)     Notation
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